UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 2007 (December 28, 2006)

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28931	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2501 Aerial Center Parkway, Suite 205 Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 653-5160

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 28, 2006, BioDelivery Sciences International, Inc. (the “Company”) entered into two separate fourth amendments to the Company’s February and May 2005 financing agreements with Laurus Master Fund, Ltd. (“Laurus”). Such financing agreements and the initial three amendments thereto are filed as exhibits to the Company’s Current Reports on Form 8-K dated, respectively, February 25, 2005, June 3, 2005, June 30, 2005, January 3, 2006 and August 4, 2006.

Under the fourth amendments, Laurus has agreed to defer payments by the Company of certain monthly principal amounts under the Company’s February and May 2005 Convertible Notes with Laurus ($1,818,192 in the aggregate), as well as certain other previously postponed principal amounts due under such notes ($2,018,541 in the aggregate), until the first business day of January 2008.

In consideration of Laurus’ agreement to enter into the fourth amendments, the Company issued to Laurus two warrants, one to purchase 943,305 shares of Company common stock (in connection with the February amendment) and a second to purchase 556,695 shares of Company common stock (in connection with the May amendment) (such warrants collectively, the “December 2006 Warrants”). In each case, the December 2006 Warrants are exercisable into shares of Company common stock at an exercise price of $3.05 per share and expire on December 28, 2013.

The December 2006 Warrants are substantially similar to the warrants issued to Laurus on February 22, 2005, May 31, 2005, June 29, 2005, December 28, 2005 and July 31, 2006. The Company has agreed to register the shares of common stock underlying the December 2006 Warrants with the Securities and Exchange Commission pursuant to a registration statement required to be filed by no later than July 31, 2007.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Fourth Amendment to February 22, 2005 Laurus Master Fund, Ltd. financing documents, dated December 28, 2006.

10.2	Fourth Amendment to May 31, 2005 Laurus Master Fund, Ltd. financing documents, dated December 28, 2006.

10.3	Common Stock Purchase Warrant (943,305 shares), dated December 28, 2006, issued by the Company in favor of Laurus Master Fund, Ltd.

10.4	Common Stock Purchase Warrant (556,695 shares), dated December 28, 2006, issued by the Company in favor of Laurus Master Fund, Ltd.

10.5	Amended and Restated Registration Rights Agreement, dated December 28, 2006, between the Company and Laurus Master Fund, Ltd.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions and other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 4, 2007	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ Mark A. Sirgo
	Name:	Mark A. Sirgo
	Title:	President and Chief Executive Officer